Exhibit 99.1

September 2014 Andrea K. Tarbox Vice President and CFO Uniquely Well Positioned

2 FORWARD LOOKING STATEMENTS The information in this presentation and statements made during this presentation may contain certain forward-looking statements within the meaning of federal securities laws. These statements reflect management’s expectations regarding future events and operating performance. These forward-looking statements involve a number of risks and uncertainties. A list of the factors that could cause actual results to differ materially from those expressed in, or underlying, any forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission, such as its annual and quarterly reports. The Company disclaims any obligation to revise or update such statements to reflect the occurrence of events after the date of this presentation. This presentation refers to non-U.S. GAAP financial information. A reconciliation of those numbers to U.S. GAAP financial measures is available on the company’s website at KapStonePaper.com under Investors. Forward-Looking Statements Non-GAAP Financial Measures Risk Factors

3 KAPSTONE PROVIDES COMPELLING OPPORTUNITY Rapid Investment Growth $3.0 Billion Market Cap $222 Million $95 M Dividend $2.9 Billion Growth CAGR 42% To co-invest with two successful, veteran entrepreneurs in the paper and packaging segment Roger Stone and Matt Kaplan Collectively, largest shareholders including immediate family Own/control 11% of shares KapStone formed in 2005 Shareholder funds invested 2005 - $120 million from IPO 2007/2009 - $102 million from warrant exercises Dec. 2012 - $95 million special dividend

4 THE BUILDING OF KAPSTONE US Corrugated Inc. Purchase Price $332 million 6.4 Xs TTM Adj. EBITDA IP’s kraft paper business Purchase Price $204 million 3.3 Xs TTM Adj. EBITDA MWV’s kraft paper business Purchase Price $466 million 5.8 Xs TTM Adj. EBITDA Jan 1, 2007 Jul 1, 2008 Oct 31, 2011 Longview Fibre Purchase Price $1.025 billion 6.1 Xs TTM Adj. EBITDA(1) Jul 18, 2013 Four major acquisitions in seven years Longview acquisition provided scale, resources and a national footprint Enhanced ability to service national and large regional customer base Broader, experienced management team and workforce (1) Longview acquisition at 4.3 Xs based upon annualized adjusted EBITDA since acquisition 2009 2010 2011

5 EXTRAORDINARY GROWTH Rapid cash generation with LTM Adjusted free cash flow through June 2014 of $199 million Debt to EBITDA leverage ratio is rapidly improving (1) 3.8 times - July 18, 2013 (2) 2.7 times - June, 30 2014 (1) Calculated per bank agreement (2) Closing date of Longview acquisition *Analysts’ Consensus

6 RAPIDLY GENERATING CASH Use Source Generated $1.1 billion of cash from operations since inception Sufficient cash to pay off first three acquisitions Net debt at June 30, 2014 was $1.175 billion including: $ 755 million of 5 year term loan A1 $ 469 million of 7 year term loan A2 $ 0 million of revolver borrowings Blended cash interest rate was 2.0 percent at June 30, 2014 Available revolver balance was $395 million and $300 million accordion

KAPSTONE TODAY

Four paper mills – Total capacity of 2.7 million tons



Longview mill has tremendous fiber flexibility located in excellent wood basket

- 100% virgin to 100% recycled
- 1.15 million ton annual capacity
- Linerboard, kraft paper, and medium
- Excess pulping and recovery capacity of approximately 300,000 tons per year

Charleston, SC and Roanoke Rapids, NC mills are 100% virgin fiber based and are located in excellent wood basket

- 1.315 million ton capacity
- Linerboard, kraft paper, saturating, and Kraftpak

Cowpens, SC recycled fiber mill

- 240,000 ton capacity
- Linerboard and medium

22 converting plants located throughout the U.S.

- 18 bsf of capacity
- Corrugated boxes and sheets



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8 WELL POSITIONED TO MEET OUR CUSTOMERS’ NEEDS

Kraft Containerboard – Approximately 1,700,000 tons per year Wide range of grades and basis weights Ultra high-performance light weight linerboard grades Provide unique market opportunities by meeting performance needs while significantly reducing box weight Kraft Papers – Approximately 600,000 tons per year High performance multiwall and various kraft grades Only US producer of extensible (high performance) grades DuraSorb (Saturating Kraft) – Approximately 250,000 tons per year Used in various high pressure laminates including furniture, countertops, and flooring Kraftpak – Approximately 120,000 tons per year A virgin fiber, unbleached, uncoated folding carton board Corrugated Packaging - Approximately 12 billion square feet (860,000 tons) per year Corrugated boxes and sheets 9 PRODUCTS

Highly Accretive with Additional Benefits to Come Synergy target of $20 million in annual benefits expected to be realized by late 2015 Consists primarily of various operating functions including purchasing, fiber, and freight Substantial benefits from operating efficiencies and capital programs in progress will be more significant than the synergies identified Overfunded pension plan assets result in no cash funding requirements for foreseeable future 10 LONGVIEW ACQUISITION (1) Date range since Longview acquisition on July 18, 2013 through March 31, 2014 (2) Adjusted to exclude acquisition and one-time costs (3) Adjusted for additional interest and related financing fees in addition to items above

Transitioning From Integration to Optimization

Focused strategic plan - Significant potential to improve cost structure while making meaningful productivity gains with capital and non-capital initiatives

Developed long-term discretionary CAPEX plan focused on fast-return projects

Recently Completed Projects

- Charleston PM #3 (Feb. '14) -$29 million project
  - Estimated simple payback of less than two years
  - Capable of highly efficient production of virgin high performance ultra light-weight linerboard grades
- Longview PM #10 (Apr.'14) - $16 million project
  - Estimated simple payback of two years
  - Capable of highly efficient production of virgin high performance ultra light-weight linerboard grades

Implementation of non-capital project

- Voluntary separation program at southeast mill system
  - Over 40 employees are expected to take advantage of the program which began in Q2 2014 and will be completed by year end
  - Estimated benefits up to $5 million annually with a simple payback of 1.7 years

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12 OPPORTUNITY IN IMPROVING SECTOR Significant industry consolidation Divestment of trees Supply and demand are in balance resulting in manageable inventory levels Good industry operating rates High entry costs and onerous permitting hurdles limit new virgin capacity New recycled capacity strains OCC supply demand balance Anticipate increased demand as worldwide economies improve Strong Fundamentals for New Containerboard Industry Structure

13 THE BEST IS YET TO COME 13 UNIQUELY POSITIONED FOR EARNINGS GROWTH AND SHAREHOLDER VALUE CREATION

Continue to grow our business profitably by opportunistically investing in brown paper and packaging assets Maximize capital returns Optimizing operations of acquired companies Focusing on cash generation Think big, act small 14 KAPSTONE’S GUIDING PRINCIPLES & RESULTS Results Delivering High Performance Comparison of 5 Year Cumulative Total Return Assumes Initial Investment of $100

SUMMARY OF KEY ASSUMPTIONS FOR 2014 Benefits from Longview acquisition 12 months in 2014; 5.5 months in 2013 Pricing Full year of domestic containerboard and corrugated price increases 12 months in 2014; 7 months in 2013 Benefits from 2014 $50 per ton Kraft paper price increase $30 million annualized benefit expected by mid-Q2 2014 D&A expense for the 2014 year is expected to approximate $140 million ($35 million per quarter) Overall fiber costs expected to be stable Current planned outages and major maintenance Q1 - $15 million expense, 14,300 loss in production tons, to be recaptured after startup Primarily due to completion of CHS PM3 equipment upgrade to increase lightweight linerboard capacity Q2 - $5 million expense, 7,400 loss in production tons Q3 - $5 million expense, no loss in production tons Q4 - $14 million expense, 12,500 loss in production tons Estimated tax rate from operations of 35%. Cash tax rate will begin to exceed book rate No cash contributions to pension funds expected for the foreseeable future due to significant collective overfunding of Longview’s pension plans 15 APPENDIX